SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  June 22, 2005
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)



                            TF Financial Corporation
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


           Delaware                0- 24168                     74-2705050
----------------------------       ----------                 -------------
(State or other jurisdiction       (File No.)                 (IRS Employer
 of incorporation)                                        Identification Number)

3 Penns Trail, Newtown, Pennsylvania                               18940
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:   (215) 579-4000
                                                      --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                            TF FINANCIAL CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


                Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement
          ------------------------------------------

         The Registrant has previously entered into an employment agreement with John R. Stranford dated June 30, 2003, pursuant to which Mr. Stranford continued to serve as a Senior Advisor to the President and the Chairman upon Mr. Stranford's retirement from his position as the Registrant's president and chief executive officer.

         Such agreement had a term that expired as of April 30, 2005. The Registrant's Board of Directors approved an extension of such agreement for a term of up to an additional three years. Mr. Stranford entered into the amended and restated agreement on June 22, 2005, however, the extension was made effective as of April 30, 2005. A copy of the agreement is furnished with this Form 8-K as exhibit 10.


                  Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.
           ---------------------------------

         (c)Exhibits:

                  Exhibit 10 - Employment Agreement with John R. Stranford

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           TF FINANCIAL CORPORATION


Date: June 24, 2005        By:      /s/Dennis R. Stewart
                                    --------------------------------------------
                                    Dennis R. Stewart
                                    Executive Vice President and Chief Financial
                                    Officer